AVERY DENNISON

PAXAR

A Perfect Fit



Investor Presentation

March 23, 2007

Dean Scarborough
President & CEO

Rob van der Merwe
Chairman, President & CEO

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including statements about Avery Dennison's anticipated acquisition of Paxar and statements about projected future financial and operating results. These statements are based on current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements.

Risks, Uncertainties and Assumptions – Avery Dennison
Risks, uncertainties, and assumptions pertaining to Avery Dennison include but are not limited to the impact of economic conditions on underlying demand for the Company's products; the impact of competitors' actions, including expansion in key markets, product offerings and pricing; the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; potential adverse developments in legal proceedings and/or investigations, including those regarding competitive activities, and including possible fines, penalties, judgments or settlements; the ability of Avery Dennison to achieve and sustain targeted cost reductions; credit risks; ability to obtain adequate financing arrangements; changes in governmental regulations; foreign currency exchange rates and other risks associated with foreign operations; impact of war, terror, natural disasters and epidemiological events on the economy and Avery Dennison's customers and suppliers; successful integration of acquisitions; financial condition and inventory strategies of customers; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in Avery Dennison's SEC filings.

Risks, Uncertainties and Assumptions - Paxar
Risks, uncertainties and assumptions pertaining to Paxar include but are not limited to, the ability of Paxar to achieve and sustain targeted cost reductions, for example, those related to its global apparel realignment plan and other restructuring/reorganization initiatives; changes in foreign currency exchange rates; political or economic instability in Paxar's major markets; the impact of competitive products and pricing; fluctuations in cost and availability of petroleum-based raw materials; fluctuations in retail and apparel industry demand affecting sales to customers; and other matters referred to in Paxar's SEC filings.

Risks, Uncertainties and Assumptions - The Transaction
Forward looking statements pertaining to Avery Dennison's acquisition and integration of Paxar include statements relating to or of expected synergies, cost savings, accretion, timing, industry size, execution of integration plans and management and organizational structure. Risks, uncertainties and assumptions pertaining to the transaction include the possibility that the market for and development of certain products and services may not proceed as expected; that the Paxar acquisition does not close or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; that prior to the closing of the proposed acquisition, the businesses of the companies suffer due to uncertainty or diversion of management attention; that the parties are unable to successfully execute their integration strategies, or achieve planned synergies and cost reductions, in the time and at the cost anticipated or at all; acquisition of unknown liabilities; effects of increased leverage; and other matters that are referred to in the parties' SEC filings.

For a more detailed discussion of these and other factors, see "Risk Factors" and "Management's Discussion and Analysis of Results of Operations and Financial Condition" in Avery Dennison's and Paxar's reports on Form 10-K both of which were filed on February 28, 2007 with the SEC.

Forward-looking statements in this presentation are made only as of the date of this presentation, and the companies undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances except as may be required by law.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP measures as defined by SEC rules. As required by these rules, we have provided a reconciliation of non-GAAP measures to the most directly comparable GAAP measures, included in the Appendix section of this presentation.

Transaction Overview

- $30.50 per Paxar share, a XX% premium to closing price on 3/22/07
- $1.34 billion Enterprise Value, including $5 million of debt (net of cash)
  - 14.2x adjusted 2006 EBITDA* before cost synergies
  - 6.9 - 7.3x adjusted 2006 EBITDA* after cost synergies
- Substantial value creation through $90 - $100M of annualized cost synergies
- EPS-accretive (excluding integration-related charges) in 12 months following close
- EVA-positive (exceeds cost of capital) for the third year following close; turns EVA-positive by the end of the second year excluding integration-related charges
- Principal conditions to closing:
  - Paxar shareholder approval
  - Regulatory clearances

** 2006 Adjusted EBITDA excludes gain on lawsuit settlement and integration/restructuring and other costs – see Appendix for detail*

Market Overview

- Global retail information and brand identification market estimated to represent over $15 billion in annual revenue, including:
  - All varieties of tags and labels, branded packaging, and printers for exterior and interior labeling
  - Tags and labels for softgoods (e.g., linens) and footwear
  - Applications outside of apparel and softgoods (e.g., jewelry, toys, sporting goods, office products, etc.)… *we serve customers in virtually all of these categories today*
  - Rapidly expanding opportunities for domestic consumption in emerging economies (e.g., China, India, etc.)
- This large, growing market remains highly fragmented and competitive
  - Combined market share for Avery Dennison/Paxar is less than 10%
  - Opportunity for growth through speed, quality, and global service

Products, Solutions, and Services

- Variable Data Labels and Tags
- Brand Promotion and Merchandising Tags
- Woven and Printed Fabric Labels
- Brand Protection and Security Products
- In-Plant Printers, Accessories and Supplies
- Bar Code and RFID Printers
- Handheld Labelers; Labels and Tag Fasteners
- Information Management Software and Systems


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Customers

Our products support top US/EU retailers and brands…

… but > 20,000 factories actually purchase our products



Multi-Tier Supply Chain

TIER 1	**Retailers / Brand Owners**
TIER 2	**Buying Offices / Agents / Importers**
TIER 3	**Vendors / Factories / Contractors**

Each Tier Has Different Priorities


Retailer
Retailer Controlled
Outsourced
Buying Office/ Agent
Domestic Importer
Contractors
Contractors
A
B
C
D
E
F
Tier 1
Tier 2
Tier 3
Front-end creative design services
graphic design services and
product/program development
Real-time electronic communication
advanced information management
systems linking trading partners
In-country production support
local representation
price, quality, speed of delivery

Key Success Factors

- Speed and responsiveness
- Quality and global consistency
- “Close to the needle”
- New products and services

Strategic Rationale:

(1) Enhances Revenue Growth Potential

- Expands capabilities with above-average growth opportunity
  - Increases our presence in the expanding retail information and brand identification market, more than doubling revenues to over $1.5 billion
  - Creates a leader in $15 billion-plus, highly fragmented global market
- Allows us to compete more effectively in complex, global supply chain
  - Broadens range of product and service capabilities
  - Better able to meet customer demands for product innovation and improved quality and speed of service, particularly at the factory level
- Facilitates expansion into new product and geographic segments

Strategic Rationale:
(1) Enhances Revenue Growth Potential (cont'd)

- Combines complementary strengths
  - Improves access to European retailers and brand owners
  - Relative geographic strength at factory level is highly complementary – Avery Dennison strong in Asia; Paxar strong in Europe/Middle East/Africa and Latin America
  - Enhances our product offering in interior labels and hardware solutions (bar code, printing and labeling systems)
  - Accelerates expansion into key Asian geographies, particularly in south Asia, where Paxar has a strong foothold
  - Strengthens capabilities in rapidly growing apparel item-level RFID segment

Strategic Rationale:

(2) Estimated $90 To $100M of Annualized Cost Synergies

- Similar infrastructure – areas of overlap include SG&A (e.g., corporate overhead, back office support) and production
- High degree of visibility on sources of synergy – expect to achieve substantially all of the targeted savings within 24 months following close of transaction
- Proven track record of successfully integrating international acquisitions and achieving substantial cost synergies
- Restructuring and asset impairment costs expected to total $100 to $125 million
- IT integration and other IT investments expected to total at least $50 million

Combining Complementary Strengths Will Better Serve Customer Needs

- Broader product line and improved service capabilities – implement *"best of breed"* to benefit both manufacturers and the retailers/brand owners they supply
  - Faster delivery times on new brand designs and products
  - Quicker access to information to shorten lead times in apparel supply chain
  - New marking and branding solutions to enable customers to better differentiate their products
- Improved efficiency in product development and delivery → improved customer value
- Expand customer base – beyond apparel, beyond US/EU imports

Financial Summary

- Key factors underlying financial targets:
  - $90 to $100 mil. in annualized cost synergies realized within 24 months following close of transaction
  - Estimated $70 to $80 mil. of incremental annual interest expense during first 36 months following close
  - Estimated $15 mil. incremental annual expense related to amortization of intangibles *(included in EPS projections)*
  - Modestly negative impact on Company's tax rate
- Anticipated EPS Impact:
  - Modest EPS dilution (less than $.05) in Year 1, before transaction and integration-related costs; turning accretive by end of first year
  - Accretive in Year 2, before integration-related costs
  - $0.60 to $0.70 EPS accretion in Year 3
- Anticipated EVA / Cash Return Impact:
  - EVA-positive (exceeds cost of capital) for the third year following close; turns EVA-positive by the end of the second year excluding integration-related charges
  - Free cash flow return on investment* > 10%
- Financing:
  - Transaction to be financed with debt; structure determined prior to close
  - JPMorgan has committed $1.35 billion in acquisition financing and will also arrange long-term financing
  - Company is committed to retaining a strong investment grade credit rating, and returning financial ratios to pre-transaction levels

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** [2006 Adjusted EBITDA – see Appendix for detail – plus cost synergies less capital/software investments] divided by [Enterprise Value at time of purchase plus integration-related cash costs]*

Sources of Value Creation

- Good premium paid to Paxar shareholders
- Good value creation for Avery Dennison shareholders:
  - Enhances top-line growth potential
  - Substantial cost synergies
    - High degree of visibility to potential savings
    - Proven track record with acquisition integration on global scale… high degree of confidence in ability to quickly achieve the savings

APPENDIX

2006 Adjusted Paxar EBITDA

($ in millions, except as noted)

Operating income, as reported*	$88.9
Non-GAAP adjustments:	
Gain on lawsuit settlement*	(39.4)
Integration/restructuring and other costs*	10.0
Adjusted non-GAAP operating income	59.5
Depreciation and amortization*	34.6
Adjusted non-GAAP EBITDA	94.1
Annualized cost synergies	90 - 100
Enterprise Value (EV)	$1.338B
EV/EBITDA before cost synergies	14.2x
EV/EBITDA after cost synergies	6.9x - 7.3x

** Per Paxar 2006 10-K*